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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2015

BGC Partners, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-28191, 1-35591 (Commission File Number)	13-4063515 (IRS Employer Identification No.)

499 Park Avenue, New York, NY 10022
(Address of principal executive offices)

Registrant's telephone number, including area code (212) 610-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 EXPLANATORY NOTE

        On March 4, 2015, BGC Partners, Inc. (the "Registrant," the "Company," "we," "us" or "BGC Partners") filed with the Securities and Exchange Commission a Current Report on Form 8-K in connection with the successful completion of our all-cash tender offer to acquire the shares of GFI Group Inc. ("GFI"). This Current Report on Form 8-K/A amends Item 9.01 of the Current Report on Form 8-K filed on March 4, 2015, to present certain financial statements of GFI and to present certain unaudited pro forma financial information in connection with our probable acquisition of 100% of the outstanding shares of GFI, which financial statements and unaudited pro forma financial information are filed as exhibits hereto.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(a)
Financial Statements of Business Acquired.

        The audited consolidated statements of financial condition of GFI Group Inc. and its subsidiaries as of December 31, 2014 and 2013, and the related consolidated statements of operations, comprehensive loss, cash flows, changes in stockholders' equity and financial statement schedule for each of the three years in the period ended December 31, 2014, the Notes to Consolidated Financial Statements and the Report of Independent Registered Public Accounting Firm are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are hereby incorporated by reference herein.

(b)
Pro Forma Financial Information.

        The unaudited pro forma condensed combined financial information of BGC Partners, Inc. as of and for the year ended December 31, 2014, giving effect to its probable acquisition of 100% of the outstanding shares of GFI Group Inc., is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and is hereby incorporated by reference herein.

(d)
Exhibits.

23.1	Consent of PricewaterhouseCoopers LLP
99.1
Audited consolidated statements of financial condition of GFI Group Inc. and its subsidiaries as of December 31, 2014 and December 31, 2013, and the related consolidated statements of operations, comprehensive loss, cash flows, changes in stockholders' equity and financial statement schedule for each of the three years in the period ended December 31, 2014, the Notes to Consolidated Financial Statements and the Report of Independent Registered Public Accounting Firm.
99.2
Unaudited pro forma condensed combined financial information of BGC Partners, Inc. as of and for the year ended December 31, 2014, giving effect to its probable acquisition of 100% of the outstanding shares of GFI Group Inc.

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 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BGC Partners, Inc.
Date: May 8, 2015	By:	/s/ HOWARD W. LUTNICK
		Name:	Howard W. Lutnick
		Title:	Chairman and Chief Executive Officer

[Signature page to Form 8-K/A, dated May 8, 2015, regarding the pro forma financials for GFI Group Inc.]

 EXHIBIT INDEX

Exhibit Number	Exhibit Title
23.1	Consent of PricewaterhouseCoopers LLP
99.1
Audited consolidated statements of financial condition of GFI Group Inc. and its subsidiaries as of December 31, 2014 and December 31, 2013, and the related consolidated statements of operations, comprehensive loss, cash flows, changes in stockholders' equity and financial statement schedule for each of the three years in the period ended December 31, 2014, the Notes to Consolidated Financial Statements and the Report of Independent Registered Public Accounting Firm.
99.2
Unaudited pro forma condensed combined financial information of BGC Partners, Inc. as of and for the year ended December 31, 2014, giving effect to its probable acquisition of 100% of the outstanding shares of GFI Group Inc.

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EXPLANATORY NOTE
  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX